Advisors Disciplined Trust 2060

Supplement to the Prospectus

TCF Financial Corporation (NASDAQ: TCF) has been acquired by Huntington Bancshares Incorporated (NASDAQ: HBAN). TCF shareholders received HBAN shares in exchange for their TCF shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Bahl & Gaynor smig (Small/Mid Cap Income Growth) Portfolio, Series 2021-1Q, now includes shares of Huntington Bancshares Incorporated and no longer holds shares of TCF Financial Corporation.

Supplement Dated: June 9, 2021